1 4882-5815-8214_3 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED MORTGAGE WAREHOUSING AGREEMENT This First Amendment to Fourth Amended and Restated Mortgage Warehousing Agreement (“First Amendment”) is made as of October 24, 2023, by and among, M/I Financial, LLC, formerly known as M/I Financial Corp. (“Borrower”), the Lenders (as defined below) and Comerica Bank, as administrative agent for the Lenders (in such capacity, the “Agent”). RECITALS A. Borrower entered into that certain Fourth Amended and Restated Mortgage Warehousing Agreement dated May 26, 2023, with the financial institutions from time to time signatory thereto (each, individually, a “Lender,” and any and all such financial institutions collectively the “Lenders”) and Agent (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”). B. Borrower has requested that Agent and the Lenders make certain amendments to the Mortgage Warehousing Agreement and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this First Amendment. C. Concurrently with the effectiveness of this First Amendment, each of The Huntington National Bank and Truist Bank assigned their respective rights and obligations under the Mortgage Warehousing Agreement to Comerica Bank, in its capacity as a Lender. NOW, THEREFORE, in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and Lender agree as follows: 1. The following definition is added to Section 1.1 of the Mortgage Warehousing Agreement in alphabetical order: “First Amendment Effective Date” shall mean October 24, 2023. 2. The following definition set forth in Section 1.1 of the Mortgage Warehousing Agreement is amended and restated in their entirety as follows: “Revolving Credit Aggregate Commitment” shall mean (a) during the First Step-Up Period, One Hundred Ten Million Dollars ($110,000,000), (b) during the Second Step-Up Period, One Hundred Twenty Million Dollars ($120,000,000) and (c) at all other times, Eighty Million Dollars ($80,000,000), in each case, subject to reduction or termination under Section 2.9 or 7.2 hereof. 3. Section 6.1(e) of the Mortgage Warehousing Agreement is amended by replacing each reference to “Effective Date” with a reference to the “First Amendment Effective Date”.

2 4882-5815-8214_3 4. Section 6.2(e) of the Mortgage Warehousing Agreement is hereby amended by replacing each reference to “Effective Date” with a reference to the “First Amendment Effective Date”. 5. Schedule 1.1 attached hereto as Attachment 1 hereby amends, restates and replaces Schedule 1.1 attached to the Mortgage Warehousing Agreement. 6. Schedule 6.1 attached to the Mortgage Warehousing Agreement is hereby amended by adding the following paragraph to the end thereof: “Indebtedness of Borrower under the Master Repurchase Agreement, dated October 24, 2023, as the same may be amended and amended and restated from time to time, with JPMorgan Chase Bank, N.A., as Administrative Agent.” 7. Schedule 6.2 attached to the Mortgage Warehousing Agreement is hereby amended by adding the following paragraph to the end thereof: “Liens under the Master Repurchase Agreement, dated October 24, 2023, as the same may be amended and amended and restated from time to time, with JPMorgan Chase Bank, N.A., as Administrative Agent.” 8. The parties hereto acknowledge and agree that after giving effect to the Assignment Agreements required under Section 9(c) below, and to satisfaction of the other conditions set forth in Section 9 of this First Amendment, Agent shall be the only Lender under the Mortgage Warehousing Agreement. To facilitate the foregoing, Agent shall deliver immediately available funds to the extent necessary as result of the adjustments of Revolving Credit Percentages evidenced by Schedule 1.1 attached hereto. 9. This First Amendment shall become effective (according to the terms hereof) on the date (the “First Amendment Effective Date”) that the following conditions have been fully satisfied: (a) Agent shall have received via email (followed by the prompt delivery of original signatures) counterpart originals of this First Amendment, duly executed and delivered, as applicable, by the Agent, Borrower and the Lenders. (b) Borrower shall have paid to the Agent all fees or amounts, if any, that are due and owing to the Agent as of the First Amendment Effective Date, and Borrower shall have paid to the Agent for distribution to the Lenders the Revolving Credit Facility Fee accrued from August 1, 2023 through and including the First Amendment Effective Date. (c) Agent shall have received (i) a fully executed Assignment Agreement between The Huntington National Bank, as assignor to Comerica Bank, as assignee, and (ii) a fully executed Assignment Agreement between Truist

3 4882-5815-8214_3 Bank, as assignor, to Comerica Bank, as assignee, in each case form and substance satisfactory to Agent. (d) Agent shall have received via email (followed by the prompt delivery of original signatures) a fully executed amended and restated Revolving Credit Note. 10. Borrower hereby represents and warrants that, after giving effect to the amendments to the Mortgage Warehousing Agreement contained herein, (a) the execution and delivery of this First Amendment are within such party’s limited liability company powers, have been duly authorized, are not in contravention of law or the terms of its organizational documents, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this First Amendment, of any governmental body, agency or authority, and this First Amendment and the Mortgage Warehousing Agreement (as amended herein) will constitute the valid and binding obligations of such undersigned party, enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Article 4 of the Mortgage Warehousing Agreement are true and correct in all material respects on and as of the date hereof (other than any representation or warranty that expressly speaks only as of a certain date), and (c) as of the date first above written and as of the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing. 11. Borrower and Agent each hereby ratify and confirm their respective obligations under the Mortgage Warehousing Agreement, as amended by this First Amendment and agree that the Mortgage Warehousing Agreement hereby remains in full force and effect after giving effect to this First Amendment and that, upon such effectiveness, all references in such Loan Documents to the “Mortgage Warehousing Agreement” shall be references to the Mortgage Warehousing Agreement as amended by this First Amendment. 12. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Mortgage Warehousing Agreement or any of the Notes issued thereunder, or to constitute a waiver by the Lenders or Agent of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Mortgage Warehousing Agreement, any of the Notes issued thereunder or any of the other Loan Documents. 13. Unless otherwise defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meaning set forth in the Mortgage Warehousing Agreement. 14. This First Amendment may be executed in counterpart in accordance with Section 11.9 of the Mortgage Warehousing Agreement.

4 4882-5815-8214_3 15. This First Amendment shall be construed in accordance with and governed by the laws of the State of Michigan, without giving effect to principles of conflict of laws. [remainder of page intentionally left blank]

[Signature Page to First Amendment to Fourth Amended and Restated Mortgage Warehousing Agreement] 4882-5815-8214_3 IN WITNESS WHEREOF, Borrower, the Lender and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above. M/I FINANCIAL, LLC, formerly known as M/I Financial Corp. By: /s/ Derek J. Klutch Name: Derek J. Klutch Title: President and Chief Executive Officer

[Signature Page to First Amendment to Fourth Amended and Restated Mortgage Warehousing Agreement] 4882-5815-8214_3 COMERICA BANK, as Agent and sole Lender By: /s/ Kelly Jasper Name: Kelly Jasper Title: SVP

4882-5815-8214_3 Attachment 1 Schedule 1.1 Percentages and Allocations Revolving Credit Facilities During the First Step-Up Period: LENDERS REVOLVING CREDIT PERCENTAGE REVOLVING CREDIT ALLOCATIONS Comerica Bank 100% $110,000,000 TOTALS 100% $110,000,000 During the Second Step-Up Period: LENDERS REVOLVING CREDIT PERCENTAGE REVOLVING CREDIT ALLOCATIONS Comerica Bank 100% $120,000,000 TOTALS 100% $120,000,000 At all other times: LENDERS REVOLVING CREDIT PERCENTAGE REVOLVING CREDIT ALLOCATIONS Comerica Bank 100% $80,000,000 TOTALS 100% $80,000,000